Dorchester Minerals, L.P.

IPAA Private Capital Conference

Monday, April 19, 2004

Forward-Looking Statements

Dorchester Minerals, L.P.

This presentation may contain “forward-looking statements” as defined by federal law. Any statement in this presentation that is not a historical fact may be deemed to be a forward-looking statement. Such statements are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Examples of such uncertainties and risk factors include, but are not limited to, changes in the price or demand for oil and natural gas, changes in the operations on or development of Dorchester’s properties, changes in economic and industry conditions and changes in regulatory requirements (including changes in environmental requirements) and Dorchester’s financial position, business strategy and other plans and objectives for future operations. These and other factors are discussed in more detail in Dorchester’s filings with the Securities and Exchange Commission, copies of which are available to the public.

Dorchester Minerals, L.P.

Company Profile

Dallas-based, publicly traded Delaware limited partnership that owns producing and non-producing natural gas and crude oil mineral, royalty, overriding royalty, net profits and leasehold interests in 25 states.

Dorchester Minerals, L.P.

Company Profile

NASD: DMLP

Market capitalization: $480 million*

No debt

80% gas

December 31, 2003 reserves:

–92.7 Bcfe

-> 99% proved developed

* Based on closing market price on March 31, 2004 of $17.90 per unit

Dorchester Minerals, L.P.

Company	Formation
Commenced	operations on January 31, 2003, upon the combination of:

•	Dorchester Hugoton, Ltd.,
•	Republic Royalty Company, L.P.
•	Spinnaker Royalty Company L.P.

Dorchester Minerals, L.P.

Dorchester Hugoton, Ltd. (NASD: DHULZ)

LP units distributed to Dorchester Gas Corporation shareholders in 1982

Oklahoma and Kansas Hugoton Field assets owned by Dorchester Gas since mid 1950s

> 90% working interest in 135 sections; average net revenue interest > 85%

1.8 million units originally valued at $3.40 per unit

$118.7 million cumulative distributions from 1982-2003

$327.6 million cumulative distributions and common LP unit value* as of March 31, 2004

* Based on closing market price on March 31, 2004 of $17.90 per unit –Excludes value of General Partner interest

Dorchester Minerals, L.P.

Republic Royalty Company, L.P.

•	Partnership formed in 1993 to acquire assets from SASI Minerals Company and others
•	Funded with sale of net profits interests to five pension fund investors management, and properties contributed by management

•Properties	consist of producing and non- producing mineral, royalty, overriding royalty, leasehold and net profits interests in 23 states

Dorchester Minerals, L.P.

Republic Royalty Company, L.P.

$67.9 million cumulative actual and deemed capital contributions

$99.0 million cumulative distributions at January 31, 2003

$311.9 million cumulative distributions and common LP unit value* as of March 31, 2004

* Based on closing market price on March 31, 2004 of $17.90 per unit –Excludes value of General Partner interest

Dorchester Minerals, L.P.

Spinnaker Royalty Company, L.P.

• Partnership formed in 1996

Funded with equity contributions from 15 taxable and tax-exempt investors

$23.6million initial capital contributions

March 1996-acquired producing and non-producing mineral, royalty, overriding royalty, leasehold and net profits interests from Triton Oil and Gas

August 1997 acquired assets from SASI Minerals Company for 30% LP equity interest

Dorchester Minerals, L.P.

Spinnaker Royalty Company, L.P.

$32.5 million cumulative actual and deemed capital contributions

$58.8 million cumulative distributions at January 31, 2003

$162.8 million cumulative distributions and common LP unit value* as of March 31, 2004

* Based on closing market price on March 31, 2004 of $17.90 per unit Excludes value of General Partner – interest

Dorchester Minerals, L.P.

Merger Drivers

•	Larger, more diversified asset base
•	Improved capital efficiencies
•	Opportunity for future growth from undeveloped properties and from acquisitions.

Dorchester Minerals, L.P.

Transaction Hurdles

1)	Maintain non-UBTI (unrelated business taxable income) status of current and future income.
SOLUTION:
•	Transfer working interest properties to separate entity subject to net profits interests
•	Prohibition against debt
2)	Equalize general partner capitalization and ownership
SOLUTION:

• Conversion of various forms of general partner compensation (fixed and variable carried interest, fees and reversionary interests) to fixed partnership interest.

Dorchester Minerals, L.P.

Transaction Hurdles

3) Ensure highest level of transparency and integrity.

SOLUTION:

Š	GP and LP interests are aligned
Š	5% limitation on G&A reimbursement
Š	Fixed 4% general partner interest
Š	Business Opportunities Agreement and lock-ups

4) Registration Process

Š	Three-way public-private oil and gas partnership roll-up in 2002
Š	No analogs
–	Royalty trusts do not file under GAAP

– No publicly-traded oil and gas partnerships with NPIs

SOLUTION:

Š	Creativity and persistence

Dorchester Minerals, L.P.

Company Structure

Dorchester Minerals Management GP LLC

GP

Dorchester Minerals Management LP

100% Direct & Indirect

Dorchester Minerals Operating, L.P.

General Partner

100%

Dorchester Minerals, L.P.

Working Interest Properties

97% NPI

Royalty Properties

Net Profits Interests

Dorchester Minerals, L.P.

Ownership and Reserves

Total LP Interest

Proved Reserves @ January 31, 2003

Dorchester Hugoton, Ltd.

39.7%

44.0%

Republic Royalty Company, L.P.

40.5%

37.5%

Spinnaker Royalty Company, L.P.

19.8%

18.5%

Dorchester Minerals, L.P.

Properties

Š	Net profits interests
Š	Royalty properties
Š	2003 Production (Bcfe):

Q2

Q3

Q4

NPI

1.267

1.453

1.427

Royalty

1.321

1.395

1.354

Totals

2.588

2.848

2.781

Dorchester Minerals, L.P.

Net Profits Interests

Š	Former Dorchester Hugoton properties
Š	Former Republic and Spinnaker properties

Dorchester Minerals, L.P.

Net Profits Interests

•	Former Dorchester Hugoton properties:
•	147 wells located in Texas County, Oklahoma and Stevens County, Kansas
•	Working interest > 90%; average net revenue interest > 85%
•	Oklahoma—640-acre spacing Kansas 320-acre spacing
•	Long-lived mature assets

Dorchester Minerals, L.P.

Net Profits Interests

Former Republic and Spinnaker Properties

Š	Unleased mineral interests
o	Direct participation
o	Back-in working interests
o	Carried working interests
o	Look-backs
Š	High net operating margin
Š	35 wells drilled in 2003
o	26 completions
o	3 dry holes
o	6 drilling / completing

Dorchester Minerals, L.P.

Royalty Properties

Š	Producing properties

Non-producing properties

Dorchester Minerals, L.P.

Š	High quality, long-lived properties
Š	59 fields > 100 Mmbls EUR
Š	Six fields > 1 Tcf EUR
Š	Multiple acquisitions by predecessors:
o	Newmont Oil Company
o	Felmont Oil Company
o	Essex Royalty
o	Case-Pomeroy
o	Triton Oil & Gas
o	Mayfair Minerals
o	Buffalo Royalty
o	Montoya Oil Corporation
o	Alder Oil Company
o	Bradley Producing
o	Magna Oil Corporation
o	Landa Oil
o	GHK
o	Harp Royalty Limited

Dorchester Minerals, L.P.

Producing Royalty Properties

Major South Texas / Gulf Coast

18%

All Others

38%

Oklahoma

11%

Major West Texas

33%

West Texas – Major fields

Š	Wasson
Š	Seminole
Š	Means
Š	North Robertson

South Texas / Gulf Coast – Major fields

Š	Jeffress / McAllen Ranch
Š	Port Hudson
Š	Bob West

Oklahoma

Š	Anadarko Basin

Dorchester Minerals, L.P.

Non-producing Properties

Š	Approximately 75% of all net acres
Š	> 150 leases and pooling elections in last five years
Š	> 1000 new wells added since 1997

Dorchester Minerals, L.P.

Non-producing Properties

Š	Value-added approach
Š	Every tract is a prospect
Š	Every lease offer is a well proposal
Š	Maximize asset value

Dorchester Minerals, L.P.

Growth Opportunities

•	Exploitation of NPI properties
•	Hugoton Field assets
•	Participation in development of unleased minerals via NPI conveyances
•	Enhancement of royalty properties
•	Encourage exploration and development
•	Participation via net profits interests

Dorchester Minerals, L.P.

Growth Opportunities

•	Acquisitions of properties in exchange for units
•	Accretive to distributions and reserves per unit
•	Leverage information franchise
•	Minimal incremental costs

Dorchester Minerals, L.P.

What is Dorchester Minerals, L.P.?

Royalty Trust

Producing Properties

DMLP

Exploration Potential

E&P Company

Structure

MLP

Dorchester Minerals, L.P.

Contact Information

3738 Oak Lawn Avenue

Suite 300

Dallas, TX 75219

Phone (214) 559-0300

Fax (214) 559-0933

William Casey McManemin, Chief Executive Officer

James E. Raley, Chief Operating Officer

H.C. (“Pete”) Allen, Jr., Chief Financial Officer